Post-Employment Benefit Costs	12 Months Ended
Dec. 31, 2020
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Post-Employment Benefit Costs
27.	Post-Employment Benefit Costs
The Company sponsors a Group Registered Retirement Savings Plan (“RRSP”) for all qualified employees. Participants in the plan can elect to contribute up to 8% of their annual base salary and cash bonus, and the Company will contribute 125% of this amount, up to a maximum of 5/9ths of the RRSP dollar limit as established under the Income Tax Act (Canada). The assets of the Group RRSP are held separately from those of the Company in independently administered funds.

During 2019, the Company implemented an unregistered and unfunded defined contribution plan (known as the Supplemental Employee Retirement Plan, or the “SERP”) for all qualified employees. Under the terms of the SERP, benefits accumulate equal to 10% (or 15% for certain senior employees) of the employee’s base salary plus target bonus, less amounts contributed by the Company under the Group RRSP plan. Interest on this benefit accrues annually based on the
5-year
Government of Canada bond rate. Any benefits under the SERP have a vesting period of five years from the first date of employment and will be paid out to the employee over a
10-year
period, or at the employee’s election, a shorter period upon the employee’s retirement from the Company.
A summary of the Company’s post-employment benefit costs during the years ended December 31, 2020 and 2019 is summarized below:

	Years Ended December 31

(in thousands)	2020	2019

Post-employment benefits

Supplemental Employee Retirement Plan (SERP)	$806	$810

Group RRSP	257	223

Total post-employment benefits	$1,063	$1,033